                                                                      EXHIBIT 24
                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Subramanian Krishnan the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of December, 2001.



                                            /s/ Joseph T. Dunsmore
                                            ------------------------------------
                                            Joseph T. Dunsmore






                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph Dunsmore the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of December, 2001.



                                            /s/ Subramanian Krishnan
                                            ------------------------------------
                                            Subramanian Krishnan